UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017 (November 6, 2017)

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd., Durham, North Carolina 27703

and

83 Wooster Heights Road, Danbury, Connecticut 06810

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000 and (203) 448-4600

Quintiles IMS Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2017, IQVIA Holdings Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a change of the Company’s name from “Quintiles IMS Holdings, Inc.” to “IQVIA Holdings Inc.,” effective as of November 6, 2017 (the “Name Change”). The Certificate of Amendment effecting the Name Change is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Effective November 6, 2017, in connection with the Name Change, the Company also amended and restated its bylaws, by substituting “IQVIA Holdings Inc.” for “Quintiles IMS Holdings, Inc.” in Section 1.1 and deleting Section 8.6 to remove the requirement that the Company’s trading symbol be “Q.” The Company’s Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

On November 15, 2017, shares of the Company will commence trading under a new New York Stock Exchange ticker symbol, “IQV,” and a new CUSIP number, 46266C 105.

Item 7.01. Regulation FD Disclosure.

On November 6, 2017, the Company issued a press release announcing the Name Change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of IQVIA Holdings Inc., effective November 6, 2017.

3.2	Amended and Restated Bylaws of IQVIA Holdings Inc., effective November 6, 2017.

99.1	Press Release, dated November 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2017	IQVIA HOLDINGS INC.

	By:	/s/ Michael R. McDonnell
Michael R. McDonnell
Executive Vice President and Chief Financial Officer